UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 11, 2018

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On December 11, 2018, the Company committed to a restructuring plan primarily associated with its Fashion Bed and Home Furniture businesses, both of which report within the Furniture Products Segment (the “Restructuring Plan”).

We plan to reduce workforce levels and narrow product offerings in our Fashion Bed business (which supplies ornamental beds, bed frames and other accessories sold to retailers). In our Home Furniture business (which produces furniture components for the upholstered furniture industry), we plan to downsize or consolidate certain facilities and reduce workforce levels. Our Fashion Bed and Home Furniture businesses have underperformed expectations in recent quarters primarily from weaker demand and higher raw material costs. Accordingly, we are exiting low margin business, reducing operating costs and eliminating excess capacity.

Consequently, we determined that the Company, in conjunction with the Restructuring Plan, will incur expenses associated with employee terminations and other exit costs, non-cash impairment charges related to fixed assets and inventory obsolescence. The Company anticipates that the Restructuring Plan will be substantially complete by the end of 2019. The pre-tax estimates of the restructuring and asset impairment costs, as well as the inventory obsolescence charges are shown in the table below.

Total Amount of Estimated Pre-Tax Costs Incurred with Restructuring Plan
Type of Cost (in millions)	Amount for each Type of Cost	Amount of Costs Resulting in Cash Expenditures
Restructuring Costs
Employee Termination Costs	$8.0	$8.0
Other Exit Costs, primarily asset relocation	5.0	5.0

Total Restructuring Costs	13.0
Long-Lived Asset Impairment	7.0
Inventory Obsolescence and Other	13.0

Total Estimated Pre-Tax Costs	$33.0	$13.0

The Company anticipates the timing of these costs to be incurred as follows: approximately $16 million in the fourth quarter of 2018, of which $8 million will be cash charges; an additional estimated $17 million by the end of 2019, of which $5 million will be cash charges. The substantial majority of these costs will be recognized in the Furniture Products segment, including the impairment of an intangible asset in the Work Furniture group. The Restructuring Plan also includes immaterial costs related to the Residential Products segment which are included in the above table.

Forward Looking Statements. This Current Report on Form 8-K contains “forward-looking” statements including the estimates of the amounts, types and timing of costs and charges resulting from the Restructuring Plan; the amount of future cash expenditures; and the underlying assumptions relating to the forward-looking statements. These statements are identified either by the context in which they appear or by use of words such as “anticipate,” “estimate,” “plan,” or the like. All such forward-looking statements are expressly qualified by the cautionary statements described in this provision. Any forward-looking statement reflects only the beliefs of the Company or its management at the time the statement is made. Because all forward-looking statements deal with the future, they are subject to risks, uncertainties and developments which might cause actual events or results to differ materially from those envisioned or reflected in any forward-looking statement. Moreover, we do not have, and do not undertake, any duty to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement was made. For all of these reasons, forward-looking statements should not be relied upon as a prediction of actual future events, objectives, strategies, trends or results.

It is not possible to anticipate and list all risks, uncertainties and developments which may cause actual events or results to differ from forward-looking statements. However, some of these risks and uncertainties include the following: (i) the preliminary nature of the estimates related to the Restructuring Plan, and the possibility that all or some of the estimates may change as the Company’s analysis develops, additional information is obtained, and the Company’s efforts to downsize or consolidate any business progresses; (ii) our ability to timely implement the Restructuring Plan in a manner that will positively impact our financial condition and results of operation; and (iii) the impact of the Restructuring Plan on the Company’s relationships with its employees, major customers and vendors.

Item 2.06 Material Impairments.

The information contained in Item 2.05 is incorporated into this Item 2.06 by reference.

In addition to, but unrelated to the Restructuring Plan described above, the Company, on December 11, 2018, concluded that an impairment existed in our Residential Products segment with respect to a trade accounts receivable and a related non-trade note receivable from a customer currently reflected and recorded on its balance sheet in the aggregate amount of $27 million. The Company has become aware that the customer has experienced financial difficulty and liquidity problems as evidenced by the recent non-payment of the trade accounts receivable due to the Company in accordance with its terms. As such, the Company established a reserve of $16 million to reflect the estimated amount of the probable credit loss related to the receivable and note. This impairment charge will not result in future cash expenditures, but rather will be recorded as a pre-tax non-cash charge in the fourth quarter of 2018.

Item 7.01 Regulation FD Disclosure.

On December 13, 2018, the Company issued a press release disclosing the estimated fourth quarter 2018 EPS impact of the charges associated with the Restructuring Plan and impairment charge. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

This information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be incorporated by reference into any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 13, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: December 13, 2018	By:	/s/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President – General Counsel & Secretary

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